Exhibit 10.4

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) dated as of June 9, 2004, to the CREDIT AGREEMENT dated as of March 3, 2003, as amended and restated as of December 5, 2003 (the “Credit Agreement”) among PENN NATIONAL GAMING, INC. as Borrower; the Subsidiary Guarantors party hereto; the Lenders party hereto; BEAR, STEARNS & CO. INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as original joint lead arrangers and original joint bookrunners (in such capacities, together with their successors in such capacities, “Original Lead Arrangers”); MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as syndication agent (in such capacity, together with its successors in such capacity, “Syndication Agent”); BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner in connection with the Term D Loan Facility and the amendment and restatement of the original credit agreement (the “New Lead Arranger”; together with the Original Lead Arrangers, the “Lead Arrangers”); BEAR STEARNS CORPORATE LENDING INC., as swingline lender (“Swingline Lender”), as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors in such capacity, “Collateral Agent”); and SOCIETE GENERALE and CREDIT LYONNAIS NEW YORK BRANCH, as joint documentation agents (in such capacities, together with their successors in such capacities, “Documentation Agents”).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

R E C I T A L S :

WHEREAS, Borrower requests that certain modifications be made to Sections 2.09, 10.04 and 10.08 of the Credit Agreement.

WHEREAS, pursuant to Section 13.04 of the Credit Agreement, the consent of the Majority Lenders is necessary to effect this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T :

SECTION 1.                                Amendments.

(a)                                  Section 1.01 of the Credit Agreement shall be amended to include the following definition:

“Bangor Historic Track Facility” shall mean the Gaming Facility known as “Bangor Raceway” located in Bangor, Maine.

(b)                                 The first sentence of Section 2.09(b)(iii) of the Credit Agreement is amended to read in its entirety as follows:

“In addition to the foregoing, and provided that the Consolidated Senior Leverage Ratio is less than 2.25 to 1.00, Borrower shall have the right to elect to make a pro rata offer to prepay the Term D Facility Loans then outstanding and apply any amounts not accepted for such prepayment to repurchase Permitted Subordinated Indebtedness and/or Borrower Outstanding Bonds in accordance with Section 10.10(v).”

(c)                                  Section 10.04(p) of the Credit Agreement is amended to delete the following language:

“no more than $50.0 million of which shall be from the incurrence of Indebtedness, no more than $50.0 million of which shall be from an Equity Issuance (exclusive of the fees and expenses incurred in connection with the issuance of such Indebtedness or such Equity Issuance),”.

(d)                                 Section 10.08(d)(ii) of the Credit Agreement is amended so that clause (A) thereof reads as follows:

“(A) (x) $90.0 million at the Charles Town Facility less Expansion Capital Expenditures totaling $25.9 million previously incurred since March 3, 2003; provided, however, that any Expansion Capital Expenditure at the Charles Town Facility shall not extend past December 31, 2006 and (y) $75.0 million at the Bangor Historic Track Facility provided, however, that any Expansion Capital Expenditure at the Bangor Historic Track Facility shall not extend past December 31, 2005,”

(e)                                  Section 10.10(a)(v) of the Credit Agreement is amended to read in its entirety as follows:

“so long as the Consolidated Senior Leverage Ratio is less than 2.25 to 1.00, payment of or repurchase, redemption, retirement, acquisition or cancellation of Borrower’s and its Restricted Subsidiaries’ Permitted Subordinated Indebtedness and/or Borrower Outstanding Bonds with all or any portion of the amounts by which Borrower offered to prepay the Term D Facility Loans then outstanding in accordance with Section 2.09(b)(iii) but that were declined in accordance with such Section 2.09(b)(iii);”

SECTION 2.                                Representations and Warranties.  The Credit Parties hereby affirm and restate the representations and warranties made by it in the Credit Agreement and confirm that all such representations and warranties are true and correct in all material respects as of the date hereof, after giving effect to the effectiveness of this Amendment, except to the extent that any such representation and warranty specifically relates to an earlier date.

SECTION 3.                                Miscellaneous.

(a)                                  This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Credit Agreement.

(b)                                 All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect except as expressly provided herein.

(c)                                  This Amendment shall become effective when, and only when (i) Administrative Agent shall have received counterparts of this Amendment executed by Borrower and the Subsidiary Guarantors and a number of Lenders sufficient to constitute the Majority Lenders; and (ii) and Borrower has paid all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 13.03 of the Credit Agreement.

(d)                                 From and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereof,” “herein,” “hereby” or words of like import shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(e)                                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

(f)                                    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Clifford
Name: William J. Clifford
Title: Chief Financial Officer and Senior Vice President, Finance

Address for Notices:

Penn National Gaming, Inc.
825 Berkshire Boulevard
Suite 200
Wyomissing, Pennsylvania 19610

Contact person: Robert S. Ippolito
Telecopier No.: (610) 376-2842
Telephone No.: (610) 378-8384

SUBSIDIARY GUARANTORS:

BACKSIDE, INC.

By:	/s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Vice President

HOLLYWOOD CASINO-AURORA, INC.

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: President

BANGOR AQUISITION CORP.,

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: President

BANGOR HISTORIC TRACK, INC.,

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: President

DEL’S-SEAWAY SHRIMP & OYSTER COMPANY, INC.,

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: President

PNGI CHARLES TOWN GAMING LIMITED LIABILITY COMPANY

By:	PENN NATIONAL GAMING OF WEST VIRGINIA, INC.,
Managing Member

	By:	/s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Secretary and Treasurer

PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED LIABILITY COMPANY

By:	/s Richard Moore
Name: Richard Moore
Title: Manager

PENN NATIONAL GSFR, LLC

By:	PENN NATIONAL GAMING, INC., Sole Member and Manager

By:	/s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Vice President, Secretary and
Treasurer

PENN NATIONAL SPEEDWAY, INC.

By:	/s/ Richard J. Carlino
Name: Richard J. Carlino
Title: Chief Executive Officer

W-B DOWNS, INC.

By:	/s/ William J. Clifford
Name: William J. Clifford
Title: President

WILKES BARRE DOWNS, INC.

By:	/s/ William J. Clifford
Name: William J. Clifford
Title: President

By:	/S/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Treasurer

On behalf of the Subsidiary Guarantors listed below:

BSL, INC.
BTN, INC.
CHC CASINOS CORP.
CRC HOLDINGS, INC.
THE DOWNS RACING, INC.
EBETUSA.COM, INC.
HOLLYWOOD CASINO CORPORATION
HOLLYWOOD MANAGEMENT, INC.
HWCC DEVELOPMENT CORPORATION
HWCC-HOLDINGS, INC.
HWCC-GOLF COURSE PARTNERS, INC.
HWCC-TRANSPORTATION, INC.
HWCC-TUNICA, INC.
LOUISIANA CASINO CRUISES, INC.
MILL CREEK LAND, INC.
MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION
NORTHEAST CONCESSIONS, INC.
PNGI POCONO, INC.
PENN BULLPEN, INC.
PENN BULLWHACKERS, INC.
PENN MILLSITE, INC.
PENN NATIONAL GAMING OF WEST VIRGINIA, INC.
PENN NATIONAL HOLDING COMPANY
PENN SILVER HAWK, INC.
PENNSYLVANIA NATIONAL TURF CLUB, INC.
STERLING AVIATION, INC.

BEAR, STEARNS & CO. INC.,
as Original Joint Lead Arranger and Original Joint Bookrunner

By:	/s/ Keith C. Barnish
Name: Keith C. Barnish
Title: Senior Managing Director

BEAR, STEARNS & CO. INC.,
as Sole Lead Arranger and Sole Bookrunner for the Term D Loan Facility and the Amendment and Restatement

By:	/s/ Keith C. Barnish
Name: Keith C. Barnish
Title: Senior Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED,
as Original Joint Lead Arranger, Original Joint Bookrunner and Syndication Agent

By:	/s/ Michael E. O’Brien
Name: Michael E. O’Brien
Title: Director

Address for Notices:

Merrill Lynch, Pierce Fenner & Smith
Incorporated
4 World Financial Center
250 Vesey Street
New York, New York 10080
Attention: Michael O’Brien

Telecopier No.: (212) 449-4877
Telephone No.: (212) 449-0948

BEAR STEARNS CORPORATE LENDING INC.,
as Administrative Agent, Swingline Lender, and Collateral Agent

By:	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

Address for Notices:

Bear Stearns Corporate Lending Inc.
383 Madison Avenue
New York, New York 10179
Attention: Stephen O’Keefe

Telecopier No.: (212) 272-9184
Telephone No.: (212) 272-9430

SOCIETE GENERALE,
as Joint Documentation Agent

By:	/s/ Carina T. Huynh
Name: Carina T. Huynh
Title: Vice President

CALYON NEW YORK BRANCH,
as Joint Documentation Agent

By:	/s/ Attila Coach
Name: Attila Coach
Title: Managing Director

By:	/s/ Frank Herrera
Name: F. Frank Herrera
Title: Director